CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

AGREEMENT AMENDING USA-CANADA AGENCY CONTRACT

This agreement ("Agreement") is entered into on this 26th day of October, 2012 (“the Effective Date”), by and between A to Z innovations, a Company incorporated under the law of Hong Kong, having its principal executive office at 12th floor, Ruttonjee House, 11 Doddell st. Central Hong Kong (the “Company”), and Fuel Doctor Holdings, Inc. (the “Agent”), hereinafter sometimes referred to collectively as “the Parties.”

For good consideration, the Parties agree as follows:

The contract between the Parties entitled “Agency Agreement” and known as “Agency Agreement Final-USA and Canada Final” entered into December 15, 2009, with an Effective Date of December 15, 2009, shall be amended as follows:

1.

The Effective Date shall been changed from December 15, 2009, to June 15, 2010.

2.

The language appearing in Paragraph 4.6 which reads “[*]US Dollars and shall not exceed the amount of [*]US Dollars for the FD-47” shall be changed to read “[*]US Dollars and shall not exceed the amount of [*]US Dollars for the FD-47.”

3.

Appendix 1 to said contract shall be changed to read as follows:

Contract Year Ending: 6/15/2016 5 year initial contract. USA-Canada	Minimum Number of Units Requirement
First year ( 12/15/2009- 12/15/2010)	110,000
Second year (12/15/2010-6/15/2013)	200,000
Third year (6/15/2013-6/15/2014)	250,000
Fourth year (6/15/2014-6/15/2015)	400,000
Fifth year (6/15/2015-6/15/2016)	600,000

________________

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portion.

4.

Appendix 2 to said contract shall be changed to read as follows:

Contract Year Ending: 6/15/2026 10 Year renewal USA-Canada	Minimum Number of Units Requirement
First year (6/15/2016-6/15/2017)	800,000
Second year (6/15/2017-6/15/2018)	1,000,000
Third year (6/15/2018-6/15/2019)	1,250,000
Fourth year (6/15/2019-6/15/2020)	1,200,000
Fifth year (6/15/2020-6/15/2021)	1,150,000
Sixth year (6/15/2021-12/15/2022)	950,000
Seventh year (6/15/2022-6/15/2023)	900,000
Eighth year (6/15/2023-6/15/2024)	850,000
Ninth year (6/15/2024-6/15/2025)	800,000
Tenth year (6/15/2025-6/15/2026)	750,000

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective authorized representatives.

SIGNED at 23961 Craftsman Rd., Calabasas, California on this the 26th day of October, 2012.

For:       Fuel Doctor Holdings, Inc

/s/ Mark H. Soffa

Mark H. Soffa

                                                                                      President/CEO

Capacity:

Authority:

SIGNED at 23961 Craftsman Rd., Calabasas, California on this the 26th day of October, 2012.

For:

 A to Z Innovations Inc.

/s/ Assaf Tvoua

                                                                                    Partner

Capacity:

Authority: